UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2017

nFüsz, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55314	90-1118043
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

346 S. Hauser Boulevard, Suite 210

Los Angeles, California 90036

(Address of principal executive office, including zip code)

(855) 250-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report responds to the following items on Form 8-K:

Item 7.01 Regulation FD Item 9.01 Exhibits

ITEM 7.01	REGULATION FD DISCLOSURE

On April 24, 2017, representatives of the Company began making presentations to investors using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Investor Presentation”) and incorporated herein by reference. The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during the fiscal year ending December 31, 2017.

The Investor Presentation includes prospective financial information based on our reasonable expectations, beliefs, opinions, and assumptions at the time they were made. The prospective financial information was not prepared in accordance with generally accepted accounting principles (“GAAP”) or published guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of “prospective financial information.”

All of the information contained in the Investor Presentation is summary information that is intended to be considered in the context of our Securities and Exchange Commission (“SEC”) filings and other public announcements that we may make, by press release or otherwise, from time to time.

The inclusion of the prospective financial information in the Investor Presentation filed with this Current Report on Form 8-K should not be regarded as an indication that we or any other person considered, or now consider, this information to be necessarily predictive of actual future results, and does not constitute an admission or representation by any person that such information is material, or that the expectations, beliefs, opinions, and assumptions that underlie such forecasts remain the same as of the date of this Current Report on Form 8-K, and readers are cautioned not to place undue reliance on the prospective financial information.

Neither our independent auditor, or any other independent accountant has examined, compiled, or performed any procedures with respect to the prospective financial information contained in the Investor Presentation and, accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the prospective financial information.

The prospective financial information:

●	is speculative by its nature and was based upon numerous expectations, beliefs, opinions, and assumptions, as further described below, which are inherently uncertain and many of which are beyond our control and may not prove to be accurate;

●	does not necessarily reflect current estimates or expectations, beliefs, opinions, or assumptions that we may have about prospects for our Company, our business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the prospective financial information was prepared;

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●	may not reflect current results or future performance, which may be significantly more favorable or less favorable than the prospective financial information set forth therein; and

●	is not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the prospective financial information will be achieved. All of the financial information contained in Investor Presentation is forward-looking in nature. The information is subjective in many respects and thus subject to interpretation. Further, the information relates to multiple future years and such information by its nature becomes less predictive with each succeeding year. We cannot provide assurance that the prospective financial information results will be realized; rather, actual future financial results may vary materially from the forward-looking information presented therein.

Except as required by law, we do not intend to update or revise publicly any of the information presented therein to reflect circumstances or other events occurring after the date the prospective financial information was prepared or to reflect the occurrence of future events. These considerations should be taken into account in reviewing the prospective financial information, which were prepared as of an earlier date. For additional information on factors that may cause actual future financial results to vary materially from the information presented therein, see the section entitled “Cautionary Note Regarding Forward-Looking Statements” below.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

99.1	nFüsz, Inc. Management Presentation dated April 2017

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. The projected financial information included herein constitutes forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although we believe that in making any such forward-looking statement our expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the following important factors, among others, that could cause actual results to differ materially from those projected in such forward-looking statements:

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●	our ability to maintain or obtain sufficient financing sources for operations or to meet future obligations;

●	present or prospective competition;

●	general industry trends;

●	economic conditions, including the impact of an economic downturn;

●	our ability to collect trade receivables;

●	our ability to attract and retain profitable customers;

●	our ability to profitably serve our customers;

●	changes in business strategy, development plans or vendor relationships;

●	changes in operating expenses, liquidity needs and capital expenditures;

●	access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in capital markets;

●	changes in technology used by and services offered by us;

●	significant changes in our relationship with our employees, including the availability of qualified personnel, and the potential adverse effects if labor disputes or grievances were to occur; and

●	our ability to effectively execute our operational strategy.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for us to predict all of them; nor can we assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2017	nFüsz, Inc.
By: “Rory J. Cutaia”
/s/ Rory J. Cutaia	Name: Rory J. Cutaia
Title: Chairman and Chief Executive Officer

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